Exhibit 77Q1(e) to ACGF 01.31.2009 NSAR

1. Management Agreement effective August 1, 2008 between American Century
Growth Funds, Inc. and American Century Investment Management, Inc.,
Filed as Exhibit 99 D to Form 485B Post-Effective Amendment No. 3
to the Registrant?s Registration Statement filed on Form N-1A 11/26/08, effective 12/01/08, and incorporated herein by reference.